                                                                  EXHIBIT 10.2



                              AMENDED AND RESTATED
                     EXECUTIVE SALARY CONTINUATION AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE SALARY CONTINUATION AGREEMENT, is made and entered into this 4th day of March, 1994, but effective for all purposes of August 17, 1992, by and between MERCANTILE BANK, a Florida corporation organized and existing under the laws of the State of Florida, hereinafter referred to as "Bank," and GORDON W. CAMPBELL, a Key Employee and Executive of the Bank, hereinafter referred to as "Executive."

                              W I T N E S S E T H :

         WHEREAS, the Executive has been and continues to be a valued Executive of the Bank and is currently serving as its President and Chief Executive Officer; and

         WHEREAS, it is the consensus of the Board of Directors that Executive's services have been of exceptional merit and have made a substantial contribution to the profits and position of the Bank in its industry and in the Tampa Bay area; and

         WHEREAS, the Board further believes that Executive's experience, knowledge of the Bank's business and his reputation and contacts in the industry and in the Tampa Bay area are of such value to Bank's continued growth and profitability that it would suffer severe financial loss should the Executive terminate his services; and

         WHEREAS, the Bank and the Executive entered into an agreement on December 2, 1993 (the "Agreement") pursuant to which the Bank agreed to make certain payments to the Executive upon his severance or retirement and to his designated beneficiary or beneficiaries in the event of his death while employed by the Bank or while receiving the benefits provided hereunder; and

         WHEREAS, the Bank and the Executive now desire to amend the Agreement in certain respects by this Agreement and Restatement.

         NOW, THEREFORE, in consideration of the Executive's past services and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Executive do hereby agree that the Executive Salary Continuation Agreement dated December 2, 1993 is hereby Amended and Restated as follows:

I.       ARTICLE ONE - DEFINITIONS

         A.       Effective Date:

                  The effective date of this Agreement shall be August 17, 1992.

         B.       Normal Retirement Date:

                  The Normal Retirement Date shall mean the first day of the calendar month following the month in which the Executive reaches his seventieth (70th) birthday.

         C.       Severance Benefits:

                  Severance Benefits shall mean those benefits to which the Executive is entitled in the event he voluntarily terminates his employment, his employment is terminated as a result of his total disability, or he is discharged by the Bank without cause.

II.      ARTICLE TWO - EMPLOYMENT STATUS

         A.       Employment:

                  The Executive is currently employed by the Bank in the capacity indicated above upon the terms and conditions agreed upon by the Executive and the Bank and confirmed in a separate employment agreement.

         B.       No Employment Agreement Created:

                  No provision of this Agreement shall be deemed to restrict or in any way limit the existing employment agreement between the Bank and the Executive. It is not intended that any of the provisions of this Agreement create any specific employment rights for the Executive or limit the right of the Bank to discharge the Executive with or without cause.

                  Likewise, no provision of this Agreement shall limit the Executive's rights to terminate his employment at any time.

III.     ARTICLE THREE - BENEFITS

         The following benefits provided by the Bank to the Executive are in the nature of a fringe benefit and shall in no event be construed to have any effect or impose any limitation on the Executive's current or future salary increases, cash bonuses or profit-sharing distributions or credits. The following benefits are not part of any salary reduction plan or an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

         A.       Retirement Benefits:

                  If the Executive shall remain in the employment of the Bank until his "Normal Retirement Date," then, in that event, he shall be entitled to receive as his "Normal

                  Retirement Benefit" the monthly benefit listed on Exhibit "A" or such other benefit amount as may have been subsequently approved from time to time by the Board of Directors of the Bank in accordance with the terms hereof. It is acknowledged and agreed that this is a projected benefit and it may be adjusted from time to time by the Board of Directors of the Bank to reflect the historical performance of the Bank's net yield on its United States Treasury investments. The Executive's "Normal Retirement Benefit" shall be paid monthly commencing on the first day of the month following his "Normal Retirement Date" and continuing for a period of one hundred eighty (180) months. In the event the Executive shall die prior to the expiration of the one hundred eighty (180) month period, the unpaid balance of his monthly retirement payments shall continue to be paid monthly for the remainder of such period to the beneficiary or beneficiaries designated by the Executive in the beneficiary designation form provided by the Bank. In the absence of or failure of the Executive to designate a beneficiary, the remaining monthly payments shall be paid to the personal representative of the Executive's estate.

         B.       Early Retirement or Severance Benefit:

                  In the event the employment of the Executive by the Bank shall terminate without cause prior to his "Normal Retirement Date," the Bank shall pay to the Executive as severance compensation a monthly benefit determined by multiplying his "Normal Retirement Benefit" by the applicable percentage from the following table:

                  YEAR OF PARTICIPATION                 APPLICABLE PERCENTAGE
                  ---------------------                 ---------------------

                  Less than 1                                          0%
                  1 but less than 2                                   20%
                  2 but less than 3                                   30%
                  3 but less than 4                                   40%
                  4 but less than 5                                   50%
                  5 but less than 6                                   60%
                  6 but less than 7                                   70%
                  7 but less than 8                                   80%
                  8 but less than 9                                   90%
                  9 or more                                          100%


                  The Executive's participation years shall be deemed to have begun on August 17, 1992. The payment of the severance benefit shall begin on the first day of the month following the month in which the Executive's seventieth (70th) birthday occurs.

                  The severance benefits shall be payable for a period of one hundred eighty (180) months; provided, however, that if the Executive dies prior to the expiration of one hundred eighty
                  (180) months, the unpaid balance of his monthly retirement payments shall continue to be paid monthly for the remainder of such period to the beneficiary or beneficiaries designated by the Executive in the beneficiary designation form provided by the Bank. In the absence of or a failure to designate a beneficiary, the remaining monthly payments shall be paid to the personal representative of the Executive's estate.

         C.       Termination of Service:

                  If the Executive is discharged for cause, all of the Executive's benefits under this Agreement shall be forfeited and this Agreement shall become null and void. If a dispute arises as to the Executive's discharge "for cause," such dispute shall be resolved by arbitration as set forth in
                  Article IV. B.

         C.       Death Benefit Prior To Retirement:

                  In the event of the death of the Executive prior to the commencement of the payment of his "Normal Retirement Benefit," or severance benefit, the Bank shall pay to the Executive's designated beneficiary or beneficiaries a monthly benefit equal to the Executive's "Normal Retirement Benefit" commencing on the first day of the month following the month in which the Executive's death occurs and continuing for a period of one hundred and eighty (180) months. In the absence of or failure of the Executive to designate a beneficiary, the monthly retirement payments shall be paid to the personal representative of the Executive's estate.

                  In the event the Executive's death shall be the result of suicide on or before September 11, 1994, then no death benefits shall be payable to the Executive's designated beneficiary or his personal representative.

IV.      ARTICLE FOUR - RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, his beneficiaries or any successor in interest to him shall be and remain a general creditor of the Bank in the same manner as any other creditor having an unsecured claim against the Bank.

         The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time. At no time shall the Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank. If the Bank elects to purchase life insurance on the life of the Executive, the Executive shall assist the Bank in applying for such life insurance by completing the necessary application, submitting to a physical exam, and supplying such additional information as may be necessary to obtain such insurance.

V.       ARTICLE FIVE - MISCELLANEOUS

         A.       Alienability and Assignment Prohibition:

                  Neither the Executive, his wife nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his beneficiary, nor be transferrable by operation of law in the event of bankruptcy, insolvency or otherwise. Any attempt by the Executive or any beneficiary to assign, commute, hypothecate, transfer or dispose of the benefits payable hereunder shall be null and void, and the Bank shall not be obligated to make any payments except as provided herein.

         B.       Binding Obligation of Bank and Any Successor In Interest:

                  This Agreement shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

         C.       Revocation:

                  It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Executive and the Bank.

D.                Effect On Other Bank Benefit Plans:

                  The benefits provided hereunder shall be in addition to the Executive's annual salary as determined by the Board of Directors, and nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

         E.       Reorganization:

                  The Bank agrees that if it merges or consolidates with any other company or organization, or permits its business activities to be taken over by any other organization, or ceases its business activities or terminates its existence, other than as specified above, the Executive shall be one hundred percent (100%) vested in the early retirement/severance benefit to be paid to the Executive pursuant to the provisions of Article III B., above, without regard to his actual years of participation under this Agreement.

         F.       Headings:

                  Headings and Subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

         G.       Applicable Law:

                  The validity and interpretation of this Agreement shall be governed by the laws of the State of Florida.

VI.      ERISA PROVISIONS

         A.       Named Fiduciary and Plan Administrator:

                  The "Named Fiduciary and Plan Administrator" of this plan shall be Mercantile Bank until its resignation or removal by the Board of Directors. As Named Fiduciary and Administrator, Mercantile Bank shall be responsible for the management, control and administration of the Salary Continuation Agreement as established herein. It may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         B.       Claims Procedure and Arbitration:

                  In the event that benefits under this Plan Agreement are not paid to the Executive (or to his beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Administrator named above within sixty (60) days from the date payments are refused. The Plan Fiduciary and Administrator and the Bank shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Fiduciary and Administrator fails to take any action within the aforesaid ninety (90) day period.

                  If claimants desire a second review, they shall notify the Plan Fiduciary and Administrator in writing within sixty (60) days of the first claim denial. Claimants may review the Plan Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Fiduciary and Administrator shall then review the second claim and provide a written decision within sixty (60) days of its receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

                  If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Corporation and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

                  Where a dispute arises as to the Bank's discharge of the Executive "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereby agree to be bound by the decision thereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


Attest: (Corporate Seal)                          MERCANTILE BANK

                                                  By:
------------------------------                       ---------------------------
Secretary                                                     "Bank"



Witnesses:

------------------------------                    -----------------------------
                                                          GORDON W. CAMPBELL
------------------------------
As to Gordon W. Campbell                                     "Executive"

                               MONTHLY RETIREMENT
                                     BENEFIT




                                    $4,166.67
                                   EXHIBIT "A"
































                                   EXHIBIT "A"

                              AMENDED AND RESTATED
                     EXECUTIVE SALARY CONTINUATION AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE SALARY CONTINUATION AGREEMENT, is made and entered into this 4th day of March, 1994, but effective for all purposes of August 17, 1992, by and between MERCANTILE BANK, a Florida corporation organized and existing under the laws of the State of Florida, hereinafter referred to as "Bank," and BARRY K. MILLER, a Key Employee and Executive of the Bank, hereinafter referred to as "Executive."

                              W I T N E S S E T H :

         WHEREAS, the Executive has been and continues to be a valued Executive of the Bank and is currently serving as an Executive Vice President; and

         WHEREAS, it is the consensus of the Board of Directors that Executive's services have been of exceptional merit and have made a substantial contribution to the profits and position of the Bank in its industry and in the Tampa Bay area; and

         WHEREAS, the Board further believes that Executive's experience, knowledge of the Bank's business and his reputation and contacts in the industry and in the Tampa Bay area are of such value to Bank's continued growth and profitability that it would suffer severe financial loss should the Executive terminate his services; and

         WHEREAS, the Bank and the Executive entered into an agreement on December 2, 1993 (the "Agreement") pursuant to which the Bank agreed to make certain payments to the Executive upon his severance or retirement and to his designated beneficiary or beneficiaries in the event of his death while employed by the Bank or while receiving the benefits provided hereunder; and

         WHEREAS, the Bank and the Executive now desire to amend the Agreement in certain respects by this Agreement and Restatement.

         NOW, THEREFORE, in consideration of the Executive's past services and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Executive do hereby agree that the Executive Salary Continuation Agreement dated December 2, 1993 is hereby Amended and Restated as follows:

I.       ARTICLE ONE - DEFINITIONS

         A.       Effective Date:

                  The effective date of this Agreement shall be January 1, 1994.

         B.       Normal Retirement Date:

                  The Normal Retirement Date shall mean the first day of the calendar month following the twentieth (20th) anniversary of the effective date of this Agreement.

         C.       Severance Benefits:

                  Severance Benefits shall mean those benefits to which the Executive is entitled in the event he voluntarily terminates his employment, his employment is terminated as a result of his total disability, or he is discharged by the Bank without cause.

II.      ARTICLE TWO - EMPLOYMENT STATUS

         A.       Employment:

                  The Executive is currently employed by the Bank in the capacity indicated above upon the terms and conditions agreed upon by the Executive and the Bank.

         B.       No Employment Agreement Created:

                  No provision of this Agreement shall be deemed to restrict or in any way limit the existing employment agreement between the Bank and the Executive. It is not intended that any of the provisions of this Agreement create any specific employment rights for the Executive or limit the right of the Bank to discharge the Executive with or without cause.

                  Likewise, no provision of this Agreement shall limit the Executive's rights to terminate his employment at any time.

III.              ARTICLE THREE - BENEFITS

         The following benefits provided by the Bank to the Executive are in the nature of a fringe benefit and shall in no event be construed to have any effect or impose any limitation on the Executive's current or future salary increases, cash bonuses or profit-sharing distributions or credits. The following benefits are not part of any salary reduction plan or an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

         A.       Retirement Benefits:

                  If the Executive shall remain in the employment of the Bank until his "Normal Retirement Date," then, in that event, he shall be entitled to receive as his "Normal Retirement Benefit" the monthly benefit listed on Exhibit

                  "A" or such other benefit amount as may have been subsequently approved from time to time by the Board of Directors of the Bank in accordance with the terms hereof. It is acknowledged and agreed that this is a projected benefit and it may be adjusted from time to time by the Board of Directors of the Bank to reflect the historical performance of the Bank's net yield on its United States Treasury investments. The Executive's "Normal Retirement Benefit" shall be paid monthly commencing on the first day of the month following his "Normal Retirement Date" and continuing for a period of one hundred eighty (180) months. In the event the Executive shall die prior to the expiration of the one hundred eighty (180) month period, the unpaid balance of his monthly retirement payments shall continue to be paid monthly for the remainder of such period to the beneficiary or beneficiaries designated by the Executive in the beneficiary designation form provided by the Bank. In the absence of or failure of the Executive to designate a beneficiary, the remaining monthly payments shall be paid to the personal representative of the Executive's estate.

         B.       Early Retirement or Severance Benefit:

                  In the event the employment of the Executive by the Bank shall terminate without cause prior to his "Normal Retirement Date," the Bank shall pay to the Executive as severance compensation a monthly benefit determined by multiplying his "Normal Retirement Benefit" by the applicable percentage from the following table:

                  YEAR OF PARTICIPATION                   APPLICABLE PERCENTAGE
                  ---------------------                   ---------------------

                  Less than 1                                       0%
                  1 but less than 2                                 5%
                  2 but less than 3                                10%
                  3 but less than 4                                15%
                  4 but less than 5                                20%
                  5 but less than 6                                25%
                  6 but less than 7                                30%
                  7 but less than 8                                35%
                  8 but less than 9                                40%
                  9 but less than 10                               45%
                  10 but less than 11                              50%
                  11 but less than 12                              55%
                  12 but less than 13                              60%
                  13 but less than 14                              65%
                  14 but less than 15                              70%
                  15 but less than 16                              75%
                  16 but less than 17                              80%
                  17 but less than 18                              85%


                  18 but less than 19                              90%
                  19 but less than 20                              95%
                  20 or more                                      100%


                  The Executive's participation years shall be deemed to have begun on January 1, 1994. The payment of the severance benefit shall begin on the first day of the month following the month following the twentieth anniversary of the effective date of this Agreement.

                  The severance benefits shall be payable for a period of one hundred eighty (180) months; provided, however, that if the Executive dies prior to the expiration of one hundred eighty
                  (180) months, the unpaid balance of his monthly retirement payments shall continue to be paid monthly for the remainder of such period to the beneficiary or beneficiaries designated by the Executive in the beneficiary designation form provided by the Bank. In the absence of or a failure to designate a beneficiary, the remaining monthly payments shall be paid to the personal representative of the Executive's estate.

         C.       Termination of Service:

                  If the Executive is discharged for cause, all of the Executive's benefits under this Agreement shall be forfeited and this Agreement shall become null and void. If a dispute arises as to the Executive's discharge "for cause," such dispute shall be resolved by arbitration as set forth in
                  Article IV. B.

         D.       Death Benefit Prior To Retirement:

                  In the event of the death of the Executive prior to the commencement of the payment of his "Normal Retirement Benefit," or severance benefit, the Bank shall pay to the Executive's designated beneficiary or beneficiaries a monthly benefit equal to the Executive's "Normal Retirement Benefit" commencing on the first day of the month following the month in which the Executive's death occurs and continuing for a period of one hundred and eighty (180) months. In the absence of or failure of the Executive to designate a beneficiary, the monthly retirement payments shall be paid to the personal representative of the Executive's estate.

                  In the event the Executive's death shall be the result of suicide on or before February 23, 1995, then no death benefits shall be payable to the Executive's designated beneficiary or his personal representative.

IV.      ARTICLE FOUR - RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, his beneficiaries or any successor in interest to him shall be and remain a general creditor of the Bank in the same manner as any other creditor having an unsecured claim against the Bank.

         The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time. At no time shall the Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank. If the Bank elects to purchase life insurance on the life of the Executive, the Executive shall assist the Bank in applying for such life insurance by completing the necessary application, submitting to a physical exam, and supplying such additional information as may be necessary to obtain such insurance.

V.       ARTICLE FIVE - MISCELLANEOUS

         A.       Alienability and Assignment Prohibition:

                  Neither the Executive, his wife nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his beneficiary, nor be transferrable by operation of law in the event of bankruptcy, insolvency or otherwise. Any attempt by the Executive or any beneficiary to assign, commute, hypothecate, transfer or dispose of the benefits payable hereunder shall be null and void, and the Bank shall not be obligated to make any payments except as provided herein.

         B.       Binding Obligation of Bank and Any Successor In Interest:

                  This Agreement shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

         C.       Revocation:

                  It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Executive and the Bank.

         D.       Effect On Other Bank Benefit Plans:

                  The benefits provided hereunder shall be in addition to the Executive's annual salary as determined by the Board of Directors, and nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

         E.       Reorganization:

                  The Bank agrees that if it merges or consolidates with any other company or organization, or permits its business activities to be taken over by any other organization, or ceases its business activities or terminates its existence, other than as specified above, the Executive shall be one hundred percent (100%) vested in the early retirement/severance benefit to be paid to the Executive pursuant to the provisions of Article III B., above, without regard to his actual years of participation under this Agreement.

         F.       Headings:

                  Headings and Subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

         G.       Applicable Law:

                  The validity and interpretation of this Agreement shall be governed by the laws of the State of Florida.

VI.      ERISA PROVISIONS

         A.       Named Fiduciary and Plan Administrator:

                  The "Named Fiduciary and Plan Administrator" of this plan shall be Mercantile Bank until its resignation or removal by the Board of Directors. As Named Fiduciary and Administrator, Mercantile Bank shall be responsible for the management, control and administration of the Salary

                  Continuation Agreement as established herein. It may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         B.       Claims Procedure and Arbitration:

                  In the event that benefits under this Plan Agreement are not paid to the Executive (or to his beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Administrator named above within sixty (60) days from the date payments are refused. The Plan Fiduciary and Administrator and the Bank shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Fiduciary and Administrator fails to take any action within the aforesaid ninety (90) day period.

                  If claimants desire a second review, they shall notify the Plan Fiduciary and Administrator in writing within sixty (60) days of the first claim denial. Claimants may review the Plan Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Fiduciary and Administrator shall then review the second claim and provide a written decision within sixty (60) days of its receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

                  If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Corporation and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

                  Where a dispute arises as to the Bank's discharge of the Executive "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereby agree to be bound by the decision thereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


Attest: (Corporate Seal)                         MERCANTILE BANK

                                                 By:
-----------------------------                       ----------------------------
Secretary                                                   "Bank"



Witnesses:

------------------------------                   -------------------------------
                                                         BARRY K. MILLER
------------------------------
As to Barry K. Miller                                              "Executive"

                               MONTHLY RETIREMENT
                                     BENEFIT




                                    $4,166.67

































                                   EXHIBIT "A"

                              AMENDED AND RESTATED
                     EXECUTIVE SALARY CONTINUATION AGREEMENT

         THIS AMENDED AND RESTATED EXECUTIVE SALARY CONTINUATION AGREEMENT, is made and entered into this 4th day of March, 1994, but effective for all purposes of August 17, 1992, by and between MERCANTILE BANK, a Florida corporation organized and existing under the laws of the State of Florida, hereinafter referred to as "Bank," and ROBERT A. BLAKLEY, a Key Employee and Executive of the Bank, hereinafter referred to as "Executive."

                              W I T N E S S E T H :

         WHEREAS, the Executive has been and continues to be a valued Executive of the Bank and is currently serving as a Senior Vice President; and

         WHEREAS, it is the consensus of the Board of Directors that Executive's services have been of exceptional merit and have made a substantial contribution to the profits and position of the Bank in its industry and in the Tampa Bay area; and

         WHEREAS, the Board further believes that Executive's experience, knowledge of the Bank's business and his reputation and contacts in the industry and in the Tampa Bay area are of such value to Bank's continued growth and profitability that it would suffer severe financial loss should the Executive terminate his services; and

         WHEREAS, the Bank and the Executive entered into an agreement on December 2, 1993 (the "Agreement") pursuant to which the Bank agreed to make certain payments to the Executive upon his severance or retirement and to his designated beneficiary or beneficiaries in the event of his death while employed by the Bank or while receiving the benefits provided hereunder; and

         WHEREAS, the Bank and the Executive now desire to amend the Agreement in certain respects by this Agreement and Restatement.

         NOW, THEREFORE, in consideration of the Executive's past services and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Executive do hereby agree that the Executive Salary Continuation Agreement dated December 2, 1993 is hereby Amended and Restated as follows:

I.       ARTICLE ONE - DEFINITIONS

         A.       Effective Date:

                  The effective date of this Agreement shall be January 1, 1994.

         B.       Normal Retirement Date:

                  The Normal Retirement Date shall mean the first day of the calendar month following the twentieth (20th) anniversary of the effective date of this Agreement.

         C.       Severance Benefits:

                  Severance Benefits shall mean those benefits to which the Executive is entitled in the event he voluntarily terminates his employment, his employment is terminated as a result of his total disability, or he is discharged by the Bank without cause.

II.      ARTICLE TWO - EMPLOYMENT STATUS

         A.       Employment:

                  The Executive is currently employed by the Bank in the capacity indicated above upon the terms and conditions agreed upon by the Executive and the Bank.

         B.       No Employment Agreement Created:

                  No provision of this Agreement shall be deemed to restrict or in any way limit the existing employment agreement between the Bank and the Executive. It is not intended that any of the provisions of this Agreement create any specific employment rights for the Executive or limit the right of the Bank to discharge the Executive with or without cause.

                  Likewise, no provision of this Agreement shall limit the Executive's rights to terminate his employment at any time.

III.              ARTICLE THREE - BENEFITS

         The following benefits provided by the Bank to the Executive are in the nature of a fringe benefit and shall in no event be construed to have any effect or impose any limitation on the Executive's current or future salary increases, cash bonuses or profit-sharing distributions or credits. The following benefits are not part of any salary reduction plan or an arrangement deferring a bonus or a salary increase. The Executive has no option to take any current payment or bonus in lieu of these salary continuation benefits.

         A.       Retirement Benefits:

                  If the Executive shall remain in the employment of the Bank until his "Normal Retirement Date," then, in that event, he shall be entitled to receive as his "Normal Retirement Benefit" the monthly benefit listed on Exhibit

                  "A" or such other benefit amount as may have been subsequently approved from time to time by the Board of Directors of the Bank in accordance with the terms hereof. It is acknowledged and agreed that this is a projected benefit and it may be adjusted from time to time by the Board of Directors of the Bank to reflect the historical performance of the Bank's net yield on its United States Treasury investments. The Executive's "Normal Retirement Benefit" shall be paid monthly commencing on the first day of the month following his "Normal Retirement Date" and continuing for a period of one hundred eighty (180) months. In the event the Executive shall die prior to the expiration of the one hundred eighty (180) month period, the unpaid balance of his monthly retirement payments shall continue to be paid monthly for the remainder of such period to the beneficiary or beneficiaries designated by the Executive in the beneficiary designation form provided by the Bank. In the absence of or failure of the Executive to designate a beneficiary, the remaining monthly payments shall be paid to the personal representative of the Executive's estate.

         B.       Early Retirement or Severance Benefit:

                  In the event the employment of the Executive by the Bank shall terminate without cause prior to his "Normal Retirement Date," the Bank shall pay to the Executive as severance compensation a monthly benefit determined by multiplying his "Normal Retirement Benefit" by the applicable percentage from the following table:

                  YEAR OF PARTICIPATION                    APPLICABLE PERCENTAGE
                  ---------------------                    ---------------------

                  Less than 1                                       0%
                  1 but less than 2                                 5%
                  2 but less than 3                                10%
                  3 but less than 4                                15%
                  4 but less than 5                                20%
                  5 but less than 6                                25%
                  6 but less than 7                                30%
                  7 but less than 8                                35%
                  8 but less than 9                                40%
                  9 but less than 10                               45%
                  10 but less than 11                              50%
                  11 but less than 12                              55%
                  12 but less than 13                              60%
                  13 but less than 14                              65%
                  14 but less than 15                              70%
                  15 but less than 16                              75%
                  16 but less than 17                              80%
                  17 but less than 18                              85%






                  18 but less than 19                              90%
                  19 but less than 20                              95%
                  20 or more                                      100%

                  The Executive's participation years shall be deemed to have begun on January 1, 1994. The payment of the severance benefit shall begin on the first day of the month following the month following the twentieth anniversary of the effective date of this Agreement.

                  The severance benefits shall be payable for a period of one hundred eighty (180) months; provided, however, that if the Executive dies prior to the expiration of one hundred eighty
                  (180) months, the unpaid balance of his monthly retirement payments shall continue to be paid monthly for the remainder of such period to the beneficiary or beneficiaries designated by the Executive in the beneficiary designation form provided by the Bank. In the absence of or a failure to designate a beneficiary, the remaining monthly payments shall be paid to the personal representative of the Executive's estate.

         C.       Termination of Service:

                  If the Executive is discharged for cause, all of the Executive's benefits under this Agreement shall be forfeited and this Agreement shall become null and void. If a dispute arises as to the Executive's discharge "for cause," such dispute shall be resolved by arbitration as set forth in
                  Article IV. B.

         D.       Death Benefit Prior To Retirement:

                  In the event of the death of the Executive prior to the commencement of the payment of his "Normal Retirement Benefit," or severance benefit, the Bank shall pay to the Executive's designated beneficiary or beneficiaries a monthly benefit equal to the Executive's "Normal Retirement Benefit" commencing on the first day of the month following the month in which the Executive's death occurs and continuing for a period of one hundred and eighty (180) months. In the absence of or failure of the Executive to designate a beneficiary, the monthly retirement payments shall be paid to the personal representative of the Executive's estate.

                  In the event the Executive's death shall be the result of suicide on or before February 23, 1995, then no death benefits shall be payable to the Executive's designated beneficiary or his personal representative.

IV.      ARTICLE FOUR - RESTRICTIONS UPON FUNDING

         The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The Executive, his beneficiaries or any successor in interest to him shall be and remain a general creditor of the Bank in the same manner as any other creditor having an unsecured claim against the Bank.

         The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time. At no time shall the Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank. If the Bank elects to purchase life insurance on the life of the Executive, the Executive shall assist the Bank in applying for such life insurance by completing the necessary application, submitting to a physical exam, and supplying such additional information as may be necessary to obtain such insurance.

V.       ARTICLE FIVE - MISCELLANEOUS

         A.       Alienability and Assignment Prohibition:

                  Neither the Executive, his wife nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or his beneficiary, nor be transferrable by operation of law in the event of bankruptcy, insolvency or otherwise. Any attempt by the Executive or any beneficiary to assign, commute, hypothecate, transfer or dispose of the benefits payable hereunder shall be null and void, and the Bank shall not be obligated to make any payments except as provided herein.

         B.       Binding Obligation of Bank and Any Successor In Interest:

                  This Agreement shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

         C.       Revocation:

                  It is agreed by and between the parties hereto that, during the lifetime of the Executive, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written assent of the Executive and the Bank.

         D.       Effect On Other Bank Benefit Plans:

                  The benefits provided hereunder shall be in addition to the Executive's annual salary as determined by the Board of Directors, and nothing contained in this Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure.

         E.       Reorganization:

                  The Bank agrees that if it merges or consolidates with any other company or organization, or permits its business activities to be taken over by any other organization, or ceases its business activities or terminates its existence, other than as specified above, the Executive shall be one hundred percent (100%) vested in the early retirement/severance benefit to be paid to the Executive pursuant to the provisions of Article III B., above, without regard to his actual years of participation under this Agreement.

         F.       Headings:

                  Headings and Subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

         G.       Applicable Law:

                  The validity and interpretation of this Agreement shall be governed by the laws of the State of Florida.

VI.      ERISA PROVISIONS

         A.       Named Fiduciary and Plan Administrator:

                  The "Named Fiduciary and Plan Administrator" of this plan shall be Mercantile Bank until its resignation or removal by the Board of Directors. As Named Fiduciary and Administrator, Mercantile Bank shall be responsible for the management, control and administration of the Salary

                  Continuation Agreement as established herein. It may delegate to others certain aspects of the management and operation responsibilities of the plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         B.       Claims Procedure and Arbitration:

                  In the event that benefits under this Plan Agreement are not paid to the Executive (or to his beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Administrator named above within sixty (60) days from the date payments are refused. The Plan Fiduciary and Administrator and the Bank shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within ninety (90) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Fiduciary and Administrator fails to take any action within the aforesaid ninety (90) day period.

                  If claimants desire a second review, they shall notify the Plan Fiduciary and Administrator in writing within sixty (60) days of the first claim denial. Claimants may review the Plan Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In its sole discretion, the Plan Fiduciary and Administrator shall then review the second claim and provide a written decision within sixty (60) days of its receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

                  If claimants continue to dispute the benefit denial based upon completed performance of the Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Corporation and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

                  Where a dispute arises as to the Bank's discharge of the Executive "for cause," such dispute shall likewise be submitted to arbitration as above described and the parties hereby agree to be bound by the decision thereunder.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


Attest: (Corporate Seal)                       MERCANTILE BANK

                                               By:
-----------------------------                     -----------------------------
Secretary                                                  "Bank"



Witnesses:

------------------------------                 -------------------------------
                                               ROBERT A. BLAKLEY
------------------------------
As to Robert A. Blakley                                 "Executive"

                               MONTHLY RETIREMENT
                                     BENEFIT




                                    $2,750.00

































                                   EXHIBIT "A"